UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: May 21, 2020

(Date of earliest event reported)

BIO-RAD LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-7928

Delaware	94-1381833
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1000 Alfred Nobel Dr.

Hercules, California 94547

(Address of principal executive offices, including zip code)

(510) 724-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value $0.0001 per share	BIO	New York Stock Exchange
Class B Common Stock, Par Value $0.0001 per share	BIOb	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 7.01	Regulation FD Disclosure.

On May 21, 2020, Bio-Rad Laboratories, Inc. (the “Company”) updated its expected second quarter 2020 year-over-year currency neutral sales estimate provided in its May 6, 2020 press release. The Company now expects that second quarter 2020 year-over-year currency neutral sales may decline by 5 to 10 percent, which compares to a previously expected currency neutral sales decline of 10 to 15 percent. This update is based on the Company’s current perspective on the impact of the COVID-19 pandemic on the Company’s business. Actual results could differ from this range given the uncertainty that continues to exist, including but not limited to uncertainty regarding the impact and duration of the COVID-19 pandemic.

The information contained in Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve a number of risks and uncertainties, including statements about the Company’s estimate that second quarter 2020 year-over-year currency neutral sales may decline by 5 to 10 percent and about the impact of the COVID-19 pandemic on the Company’s business. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, which is on file with the Securities and Exchange Commission. Important factors that could cause actual results to differ materially from those indicated by forward-looking statements include risks and uncertainties relating to the duration, severity and impact of the COVID-19 pandemic, our ability to develop and market new or improved products, our ability to compete effectively, foreign currency exchange fluctuations, global economic conditions, reductions in government funding or capital spending of our customers, international legal and regulatory risks, supply chain issues, product quality and liability issues, our ability to integrate acquired companies, products or technologies into our company successfully, recent and planned changes to our global organizational structure and executive management team, changes in the healthcare industry, and natural disasters and other catastrophic events beyond our control. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change and, therefore, you should not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-RAD LABORATORIES, INC.

Date: May 21, 2020	By:	/s/ Ilan Daskal
Ilan Daskal
Executive Vice President and Chief Financial Officer